SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

March 5, 2003

INTERCEPT, INC.

(Exact name of registrant as specified in its charter)

Georgia (State or other jurisdiction of incorporation)	01-14213 (Commission File Number)	58-2237359 (IRS Employer Identification No.)

3150 Holcomb Bridge Road Suite 200, Norcross, Georgia	30071
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:     (770) 248-9600

N/A

(Former Name or Former Address, if Changed Since Last Report)

Item 7.    Financial Statements, Pro Forma Financial Information and Exhibits.

(c)    Exhibits.

99.1	Press Release dated March 5, 2003.
99.2	Transcript of March 5, 2003 conference call.

Item 9.    Regulation FD Disclosure

On March 5, 2003, InterCept, Inc. (Nasdaq: ICPT) issued a press release regarding its earnings for the three months and year ended December 31, 2002 and participated in a telephone conference call relating to its earnings release. The full text of the press release is set forth in Exhibit 99.1 hereto and the transcript of the conference call is attached as Exhibit 99.2 hereto. These exhibits are not filed but are furnished pursuant to Regulation FD.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INTERCEPT, INC.

By:	/s/ SCOTT R. MEYERHOFF
Scott R. Meyerhoff Chief Financial Officer

Dated: March 6, 2002

EXHIBIT INDEX

Exhibit
99.1	Press Release dated March 5, 2003
99.2	Transcript of March 5, 2003 conference call.